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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)                 August 28, 1998

                               PAYMENTECH, INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                       1-14224               75-2634185
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)

1601 ELM STREET, SUITE 800, DALLAS, TEXAS                       75201
(Address of principal executive offices)                      (Zip Code)

                                 214-849-2149
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     In April 1997, BANC ONE CORPORATION ("BANC ONE") and Paymentech, Inc. announced that BANC ONE expected to reduce its ownership in Paymentech provided that such ownership reduction could be accomplished in such a way as to preserve the pooling of interest accounting treatment of the BANC ONE/First USA merger transaction. BANC ONE has informed Paymentech that it has recently completed an assessment of the strategic value of its ownership interest in Paymentech and a review of the business prospects of Paymentech and has concluded that its present intention is not to reduce this ownership interest.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 28,1998
                                        PAYMENTECH, INC.
                                        (Registrant)



                                        By: /s/ PHILIP E. TAKEN
                                           -------------------------------------
                                                Philip E. Taken
                                                Chief Administrative Officer and
                                                General Counsel

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